Exhibit 99.1

Elizabeth Hamren and Blake Jorgensen Join Hasbro’s Board of Directors

PAWTUCKET, R.I. —April 4, 2022—Hasbro, Inc. (NASDAQ: HAS) (“Hasbro”), a global play and entertainment company, today announced that Elizabeth Hamren, Chief Operating Officer of Discord Inc., and Blake Jorgensen, Executive Vice President of Special Projects, and former Chief Financial Officer and Chief Operating Officer, at Electronic Arts Inc., have been appointed to Hasbro’s Board of Directors, effective April 1, 2022.

“As part of our ongoing commitment to board refreshment and shareholder engagement, we are thrilled to add Liz and Blake to our highly qualified, experienced and diverse Board of Directors,” said Rich Stoddart, Chair of Hasbro’s Board of Directors. “As proven, experienced leaders with significant industry expertise and a long history of delivering profitable growth, Liz and Blake add tremendous value and critical thinking to our Board as we enter the next phase of our growth. Their significant management experience and qualifications in areas important to Hasbro’s strategy including digital gaming, technology, brand development and capital allocation, coupled with their superb operational, strategic and financial acumen, will enable them to make immediate, valuable contributions as we continue to unlock the value of our award-winning brands and create long-term value for our shareholders.”

Elizabeth Hamren has served as Chief Operating Officer at Discord Inc., a voice, video and text communication service that enables people to gather virtually, including while gaming, since December 2021. Prior to joining Discord, Ms. Hamren served as a Corporate Vice President at Microsoft Corporation from March 2017 to December 2021 running product and engineering for Xbox consumer products, including developing and launching the Xbox Series X|S and leading Xbox Game Pass. Prior to that, from August 2015 to March 2017, she led Global Marketing and Sales for Oculus at Meta Platforms, Inc. (formerly Facebook, Inc.), where she launched the industry-defining Oculus Rift virtual reality headset.  Earlier in her career, from November 2012 to October 2014, Ms. Hamren was Vice President of Marketing at Dropcam, Inc., where she ran marketing, subscriptions, and direct sales, prior to the company being sold to Google/Nest. Ms. Hamren holds a BSE in Civil Engineering and Operations Research from Princeton University, and an M.B.A. from Harvard Business School.

“Liz is a consumer technology and games enthusiast whose passion for innovation and corporate re-invention will be a valuable asset to Hasbro’s Board as we continue to execute on our proven Brand Blueprint strategy and lean into our strengths as a gaming company,” said Chris Cocks, Chief Executive Officer and member of Hasbro’s Board of Directors. “She brings to the Board extensive and broad management experience as well as a critical digital perspective that will enhance our brands and broader business.”

Blake Jorgensen is Executive Vice President of Special Projects at Electronic Arts Inc. (“EA”), which he joined in 2012 as Chief Financial Officer. Mr. Jorgensen has over 20 years of experience in finance across various industries with a deep understanding of finance, consumer products, technology and gaming.  Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of EA from September 2012 to March 2022, and as EA’s Chief Operating Officer from April 2018 to October 2021.  Since 2012, he has also managed EA’s Business Development team which is in charge of all licensing deals in sports and entertainment, as well as the Corporate Development team which is in charge of all M&A and partnerships. Prior to joining EA, Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of Levi Strauss & Co. from July 2009 to August 2012 and was Executive Vice President and Chief Financial Officer of Yahoo! Inc. from June 2007 to June 2009. Before joining Yahoo! Inc., Mr. Jorgensen also served as the Chief Operating Officer and Co-Director of Investment Banking at Thomas Weisel Partners, which he co-founded in 1998. He has also held financial and operational positions at Montgomery Securities, MAC Group/Gemini Consulting and Marakon Associates. Mr. Jorgensen earned his M.B.A. from Harvard Business School and his undergraduate degree from Stanford University.

“Blake’s expertise, leadership skills and strategic growth mindset have been critical to the long-term success of digital gaming powerhouse Electronic Arts,” said Cocks. “He brings to the Hasbro Board a diverse range of experiences and critical digital gaming and technology expertise as Hasbro looks to further develop this segment of its business.”

About Hasbro

Hasbro (NASDAQ: HAS) is a global play and entertainment company committed to making the world a better place for all children, fans and families. Hasbro delivers immersive brand experiences for global audiences through consumer products, including toys and games; entertainment through eOne, its independent studio; and gaming, led by the team at Wizards of the Coast, an award-winning developer of tabletop and digital games best known for fantasy franchises MAGIC: THE GATHERING and DUNGEONS & DRAGONS.

The company’s unparalleled portfolio of approximately 1,500 brands includes MAGIC: THE GATHERING, NERF, MY LITTLE PONY, TRANSFORMERS, PLAY-DOH, MONOPOLY, BABY ALIVE, DUNGEONS & DRAGONS, POWER RANGERS, PEPPA PIG and PJ MASKS, as well as premier partner brands. For the past decade, Hasbro has been consistently recognized for its corporate citizenship, including being named one of the 100 Best Corporate Citizens by 3BL Media and one of the World’s Most Ethical Companies by Ethisphere Institute. Important business and brand updates are routinely shared on our Investor Relations website, Newsroom and social channels (@Hasbro on Twitter, Instagram, Facebook and LinkedIn.)

© 2022 Hasbro, Inc. All Rights Reserved.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders . Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the U.S. Securities and Exchange Commission. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find it

Hasbro intends to file with the SEC a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders. This communication is not a substitute for any proxy statement or other document that Hasbro may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s Annual Report on Form 10-K for the year ended December 26, 2021, which was filed with the SEC on February 23, 2022, and in its proxy statement for the 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2021, and in its Current Reports on Form 8-K filed with the SEC on October 5, 2021, October 12, 2021, October 13, 2021, October 27, 2021 and January 10, 2022. To the extent holdings of Hasbro securities reported in the proxy statement for the 2021 Annual Meeting or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

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Investors: Debbie Hancock | Hasbro, Inc. | (401) 727-5401 | debbie.hancock@hasbro.com
Media: Carrie Ratner | Hasbro, Inc. | (401) 556-2720 | carrie.ratner@hasbro.com